Exhibit 22.1

List of Guarantor Subsidiaries

As of January 14, 2021, the following subsidiaries of AMC Networks Inc. guarantee the notes issued by AMC Networks Inc.

Guarantor	Jurisdiction of Formation
2nd Party LLC	Delaware
61st Street Productions I LLC	Delaware
AMC Film Holdings LLC	Delaware
AMC Network Entertainment LLC	New York
AMC Networks Broadcasting & Technology	New York
AMC Networks International Asia-Pacific LLC	Delaware
AMC Networks International LLC	Delaware
AMC Networks Productions LLC	Delaware
AMC Premiere LLC	Delaware
AMC TV Studios LLC	Delaware
AMC/Sundance Channel Global Networks LLC	Delaware
AMCN Properties LLC	Delaware
American Movie Classics IV Holding Corp	Delaware
Animal Control Productions I LLC	Delaware
Anthem Productions LLC	Delaware
Badlands Productions I LLC	Louisiana
Badlands Productions II LLC	Delaware
Benders Productions I LLC	Delaware
Brockmire Productions I LLC	Delaware
Cobalt Productions LLC	Delaware
Comic Scribe LLC	Delaware
Crossed Pens Development LLC	Delaware
Digital Store LLC	Delaware
Dispatches Productions I LLC	Delaware
Expedition Productions I LLC	Delaware
Five Families Productions I LLC	Delaware
Five Moons Productions I LLC	Delaware
Geese Productions LLC	Delaware
Ground Work Productions LLC	Delaware
Halt and Catch Fire Productions I LLC	Delaware
Halt and Catch Fire Productions II LLC	Delaware
Halt and Catch Fire Productions III LLC	Delaware
Halt and Catch Fire Productions IV LLC	Delaware
Halt and Catch Fire Productions LLC	Delaware
Hap and Leonard Productions I LLC	Louisiana
Hap and Leonard Productions II LLC	Delaware
Hap and Leonard Productions III LLC	Delaware
IFC Entertainment Holdings LLC	Delaware
IFC Entertainment LLC	Delaware
IFC Films LLC	Delaware
IFC In Theaters LLC	Delaware

Guarantor	Jurisdiction of Formation
IFC Productions I L.L.C.	Delaware
IFC Television Holdings LLC	Delaware
IFC Theatres Concessions LLC	Delaware
IFC Theatres, LLC	Delaware
IFC TV LLC	Delaware
IFC TV Studios Holdings LLC	Delaware
IFC TV Studios LLC	Delaware
IPTV LLC	Delaware
Kindred Spirit Productions LLC	Delaware
Kopus Productions II LLC	Delaware
Kopus Productions LLC	Delaware
Living With Yourself Productions I LLC	Delaware
Lodge Productions I LLC	Delaware
Lodge Productions II LLC	Delaware
Making Waves Studio Productions LLC	Delaware
Monument Productions I LLC	Delaware
Newfound Lake Productions I LLC	Delaware
NOS4A2 Productions I LLC	Rhode Island
Peach Pit Properties LLC	Delaware
Pens Down LLC	Delaware
Premier Quills LLC	Delaware
Rainbow Film Holdings LLC	Delaware
Rainbow Media Enterprises, Inc.	Delaware
Rainbow Media Holdings LLC	Delaware
Rainbow Programming Holdings LLC	Delaware
Rectify Productions II LLC	Delaware
Rectify Productions III LLC	Delaware
Rectify Productions IV LLC	Delaware
Rectify Productions LLC	Delaware
Red Monday Programming LLC	Delaware
RNC Holding Corporation	Delaware
RNC II Holding Corporation	Delaware
Roughhouse Productions I LLC	Delaware
Selects VOD LLC	Delaware
Shudder LLC	Delaware
Sleuth Secrets Productions LLC	Delaware
Stalwart Productions LLC	Delaware
Stan Productions I LLC	Delaware
Stan Productions II LLC	Delaware
Sundance Channel Originals LLC	Delaware

Guarantor	Jurisdiction of Formation
Sundance Film Holdings LLC	Delaware
SundanceTV LLC	Delaware
The Son Productions I LLC	Delaware
Turn Productions II LLC	Delaware
Turn Productions III LLC	Delaware
Turn Productions IV LLC	Delaware
Turn Productions LLC	Delaware
TWD Productions IV LLC	Delaware
TWD Productions IX LLC	Delaware
TWD Productions V LLC	Delaware
TWD Productions VI LLC	Delaware
TWD Productions VII LLC	Delaware
TWD Productions VIII LLC	Delaware
TWD Productions X LLC	Delaware
TWD Productions XI LLC	Delaware
Universe Productions LLC	Delaware
Voom HD Holdings LLC	Delaware
WE tv Asia LLC	Delaware
WE TV Holdings LLC	Delaware
WE tv LLC	Delaware
We TV Studios LLC	Delaware
Woodbury Studios LLC	Delaware